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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 25, 2003





                                INTERVOICE, INC.
             (Exact name of registrant as specified in its charter)



           Texas                       001-15045                 75-1927578
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)




                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On June 25, 2003, Intervoice, Inc. ("Intervoice") announced in a press release (the "Press Release") its first quarter fiscal 2004 results.

         The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c)  EXHIBITS.

         99.1 Press Release dated June 25, 2003, announcing the first quarter fiscal 2004 results of Intervoice.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERVOICE, INC.


                                          By:  /s/ Dean C. Howell
                                             -----------------------------------
                                             Dean C. Howell
                                             Executive Vice President and
                                             General Counsel

Date: June 26, 2003

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                                INDEX TO EXHIBITS


Item
Number        Exhibit
------        -------

99.1 Press Release dated June 25, 2003, announcing the first quarter fiscal 2004 results of Intervoice.